SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported)      June 28, 1999
                                                 ----------------------



                      Research Partners International, Inc.
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               (Exact name of Registrant as specified in Charter)



       Delaware                      0-21105                   31-3414302
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(State or other jurisdiction    (Commission File             (IRS Employer
 of incorporation)               Number)                     Identification No.)



One State Street Plaza, 24th Fl., New York, NY                     10004
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (212) 509-3800
                                                     ------------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets


         On June 28, 1999, Southeast Research Partners, Inc.("Seller"), a wholly-owned subsidiary of Research Partners International, Inc. ("RPII") sold certain of its assets ("Transferred Assets") to Ryan Beck & Co., Inc.
("RBC"), a wholly-owned subsidiary of BankAtlantic Bancorp, Inc., a publicly-held thrift holding company. The Transferred Assets were sold pursuant to an Asset Purchase Agreement by and among Seller, RPII and RBC, dated as of June, 28, 1999 ("Agreement"). Prior to the sale of the assets, Seller was primarily involved in the research and institutional brokerage business. Seller intends to continue in the securities brokerage and investment banking business and to utilize the Internet to further facilitate its business. Pursuant to the Agreement, among other things, Seller has changed its name to "EarlybirdCapital.com Inc." effective June 29, 1999.

         The purchase price for the Transferred Assets was $1,914,200, payable by RBC to Seller $875,000 in cash and 1,039,200 shares of Series A Preferred Stock of RPII with a stated value of $1,039,200. The consideration for the Transferred Assets was based on the net book value and market value of the Transferred Assets. The Transferred Assets consisted of (A) all rights under Seller's four leases for offices located at: (i) 2101 Corporate Boulevard, Boca Raton, Florida; (ii) 183 State Street, Boston, Massachusetts; (iii) 380 Madison Avenue, New York; and (iv) 180 Royal Palm Way, Palm Beach, Florida; (B) leasehold improvements and fixed assets and software programs and other intangibles related thereto used at these locations; (C) all rights under contracts, leases and licenses used in the Transferred Assets; (D) all rights under and to the confidentiality agreements executed by all potential buyers of Seller's services; (E) the names and addresses of customers of employees of Seller who became employees of RBC on June 28, 1999; and (F) the name "Southeast Research Partners, Inc." and all the goodwill associated therewith. Pursuant to the Agreement, RBC assumed all of the liabilities to relating to the Transferred Assets arising after 9:00 a.m. on June 28, 1999.

         In connection with the sale of the Transferred Assets, RPII entered into two other agreements. Pursuant to a Research Agreement between RBC and RPII dated as of June 28, 1999, RPII will continue to have access to the Seller's research product until June 30, 2004 for use by RPII's retail force and over the Internet. RPII will pay RBC a commission based upon sales and purchases related to Seller's research. The Research Agreement may be terminated by either party upon the occurrence of certain events some of which are outside the control of RPII. In addition, RPII entered into a Cessation Agreement with (i) each of Seller's employees who continued their employ with RBC and (ii) each of the holders of RPII's Series A Preferred Stock who tendered their stock for cancellation in connection with the sale of the Transferred Assets to RBC. The Cessation Agreement clarifies the rights and obligations of such persons with respect to Seller after the closing of the sale of the Transferred Assets from Seller to RBC.

         RPII, through its three subsidiaries, GKN Securities Corp., Shochet Securities, Inc. and Research Partners International AG (Switzerland) is primarily engaged in investment banking, securities brokerage and securities trading, with an emphasis on small- and mid-capitalization companies. Headquartered in New York City, RPII maintains operations in New York, Connecticut, Florida and Zurich Switzerland.

         This report may contain forward looking statements by RPII that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Such risks and uncertainties are described in RPII's periodic filings with the SEC and its Registration Statement on Form S-1, as amended.

Item 5.  Other Events

         In connection with the sale of the Transferred Assets from Seller to RBC, Robert McAleer and Peter McMullin resigned as executive officers and/or directors of Seller and RPII.

         On June 29, 1999, the Board of Directors of RPII appointed Roswitha Mueller as a director of RPII.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements               None.

         (b)      Pro Forma Financial Statements

                  The Company will file the required pro forma financial statements within 60 days of the last date on which its report on Form 8-K is required to be filed.

         (c)      Exhibits

         Exhibit Number    Description
         ---------------   ---------------

           2.1             Asset Purchase Agreement, dated
                           as of June 28, 1999, by and among Seller, RPII and RBC, with all Schedules thereto.

          10.1             Research Agreement dated as of
                           June 28, 1999, between RBC and RPII
                           with all Schedules thereto.

          10.2             Cessation Agreement, dated as
                           of June 28, 1999, among RPII, certain former
                           RPII Series A Preferred Stockholders and certain former employees of Seller and with all Schedules and Exhibits thereto, including the resignations of Robert McAleer and Peter McMullin.

          99.1             Press release of RPII, dated
                           June 28, 1999, reporting the sale of certain of Seller's assets to RBC.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 9, 1999        RESEARCH PARTNERS INTERNATIONAL, INC


                           By:       /s/ Richard M. Feldman
                               -------------------------------------------
                               Richard M. Feldman, Chief Financial Officer

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                                  EXHIBIT INDEX


     Exhibit Number        Description
     --------------        --------------
           2.1             Asset Purchase Agreement, dated
                           as of June 28, 1999, by and among Seller, RPII and RBC, with all Schedules thereto.


          10.1             Research Agreement dated as of
                           June 28, 1999, between RBC and RPII
                           with all Schedules thereto.

          10.2             Cessation Agreement, dated as
                           of June 28, 1999, among RPII, certain former
                           RPII Series A Preferred Stockholders and certain former employees of Seller and with all Schedules and Exhibits thereto, including the resignations of Robert McAleer and Peter McMullin.

          99.1             Press release of RPII, dated
                           June 28, 1999, reporting the sale of certain of Seller's assets to RBC.